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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20479

                                  -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) January 22, 1997



                       New World Television Incorporated
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             (Exact name of registrant as specified in its charter)

                  Delaware         33-64546        59-2813891
              ---------------    -----------   ------------------
              (State or other    (Commission     (IRS Employer
              jurisdiction of    File Number)  Identification No.)
              incorporation)

         3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia 30339
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         (Address of principal executive offices)           (Zip Code)

                                 (770) 995-0045
                              -------------------
               Registrant's telephone number, including area code

                                 Not applicable
   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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1.        CHANGES IN CONTROL OF REGISTRANT.

     New World Television Incorporated, a Delaware corporation ("Registrant"), is a wholly owned subsidiary of New World Communications Group Incorporated, a Delaware corporation ("New World").

     On January 22, 1997, a special meeting (the "Special Meeting") of stockholders of New World was held. At the Special Meeting, the Agreement and Plan of Merger dated as of September 24, 1996 (the "Merger Agreement"), by and among New World, The News Corporation Limited, a South Australia corporation ("News Corp."), Fox Television Stations, Inc., a Delaware corporation in which News Corp. has an indirect interest ("Fox"), and Fox Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of Fox ("Merger Sub"), was approved. Immediately following the Special Meeting, the transactions contemplated by the Merger Agreement were consummated, including the merger of Merger Sub with and into New World and a stock purchase pursuant to the Stock Purchase Agreement dated as of September 24, 1996 (the "Stock Purchase Agreement"), by and among News Corp., Fox and NWCG (Parent) Holdings Corporation, a Delaware Corporation ("Parent").

     Pursuant to the Merger Agreement, (a) each issued and outstanding share of New World's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") (other than any shares owned, directly or indirectly, by News Corp. or any News Corp. Subsidiary (as such term is defined in the Merger Agreement)), was converted into the right to receive 1.45 American Depositary Shares of News Corp. ("ADSs"), each of which represents four fully paid and non-assessable Preferred Limited Voting Ordinary Shares of A$.50 of News Corp., and (b) each issued and outstanding share of New World's Class B Common Stock, par value $.01 per share (other than any shares owned, directly or indirectly, by News Corp. or any News Corp. Subsidiary), was converted into the right to receive 1.45 ADSs. Pursuant to the Stock Purchase Agreement, Fox purchased from Parent 2,682,236 shares of Class A Common Stock owned by Parent and all of the outstanding shares of capital stock of NWCG Holdings Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Holdings").

     Prior to the consummation of the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, Registrant was an affiliate of Mafco Holdings Inc., a Delaware corporation which is wholly owned by Mr. Ronald O. Perelman, the former Chairman of the Board of New World. As a result of the consummation of the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, Fox has acquired all of the shares of common stock of New World (other than any shares previously owned, directly or indirectly, by News Corp. or any News Corp. Subsidiary) and New World has become a subsidiary of Fox.

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5.        OTHER EVENTS.

          On January 22, 1997, News Corp. issued a press release announcing the consummation of the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, which is filed herewith as an exhibit and incorporated herein by reference.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


          (c) The following item  is filed with this report:

              EXHIBIT NO.    DESCRIPTION

              99.1 Announcement of The News Corporation Limited dated January 22, 1997


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    New World Television Incorporated
                                    (Registrant)

Date:     February 5, 1997          By: /s/ Jay Izkowittz
                                       --------------------------------------
                                        Jay Itzkowitz
                                        Senior Vice President


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